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                                                                    EXHIBIT 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-5




Section 7.3 Indenture                           Distribution Date:     9/15/2004
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
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                           0.00
             Class B Principal Payment                                           0.00
             Class C Principal Payment                                           0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                           0.00
             Class B Principal Payment                                           0.00
             Class C Principal Payment                                           0.00
                       Total

(ii)     Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                           1,204,000.00
             Class B Note Interest Requirement                             112,583.33
             Class C Note Interest Requirement                             189,000.00
                       Total                                             1,505,583.33

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                               1.43333
             Class B Note Interest Requirement                               1.60833
             Class C Note Interest Requirement                               2.10000

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                              840,000,000
             Class B Note Principal Balance                               70,000,000
             Class C Note Principal Balance                               90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                10,000,000.00

(v)     Required Owner Trust Spread Account Amount                     10,000,000.00



                                                  By:
                                                          --------------------

                                                  Name:   Patricia M. Garvey
                                                  Title:  Vice President


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